Exhibit 10.1

AMENDMENT NO. 1

TO

2004 INCENTIVE PLAN

OF

DRIL-QUIP, INC.

WHEREAS, Dril-Quip, Inc., a Delaware corporation (the “Company”), established the 2004 Incentive Plan of Dril-Quip, Inc. (as amended and restated, the “Plan”) on March 18, 2004 and amended and restated the Plan effective as of December 31, 2008; and

WHEREAS, the Board of Directors of the Company has determined that certain amendments to the Plan to reflect changes to share numbers resulting from the Company’s two-for-one stock split in October 2006 are appropriate and in the best interests of the Company and its stockholders;

NOW, THEREFORE, the Company does hereby amend the Plan as follows:

1.	Paragraph 5 of the Plan is hereby amended to change each of the references to “1,348,147” to “2,696,294.”

2.	Paragraph 8(b)(i) of the Plan is hereby amended to change the reference to “300,000” to “600,000.”

3.	Paragraph 8(b)(ii) of the Plan is hereby amended to change the reference to “10,000” to “20,000.”

4.	Except as expressly modified and amended herein, all of the terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed and delivered this Amendment No. 1 as of the 7th day of May, 2009.

By:	/s/ Gary D. Smith
Name: Title:	Gary D. Smith Co-Chief Executive Officer and Co-Chairman of the Board